Summary of Significant Accounting Policies: Investments in Securities, Policy (Policies)	12 Months Ended
Aug. 31, 2014
Policy Text Block [Abstract]
Investments in Securities, Policy

e.  Investments in Securities

The Company determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date.  Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are reported at fair value, with unrealized gains and losses are recognized in earnings. At August 31, 2014, investments consist of 55,705,232 shares of Burey Gold Ltd., an Australian listed entity, which were acquired in August 2014 (note 7) and are accounted for as trading securities.  Unrealized gains through August 31, 2014 were approximately $216,000.